Exhibit 99.1

INFINT Acquisition Corporation Announces Intention to Voluntarily Delist from NYSE

American LLC, Conditional Upon Consummation of its Pending Business Combination

with Seamless Group Inc.

NEW YORK, NEW YORK – August 9, 2024 – INFINT Acquisition Corporation (the “Company”) today announced that, in connection with its proposed business combination (the “Business Combination”) with Seamless Group Inc. (“Seamless”), it intends to voluntarily delist its units and Class A ordinary shares from the NYSE American LLC (“NYSE American”), subject to the closing of the Business Combination.

The Company’s decision to voluntarily delist its units and Class A ordinary shares from the NYSE American is due to the fact that upon the consummation of the Business Combination, the Company will change its corporate name to “CURRENC Group Inc.” (“Currenc”), and Currenc’s ordinary shares are expected to be traded on the Nasdaq Stock Market LLC (“Nasdaq”), subject to the closing of the Business Combination.

Trading of Currenc’s ordinary shares is currently expected to begin on Nasdaq at market open on or about August 21, 2024 under the symbol “CURR” following the consummation of the Business Combination. The last day of trading of the Company’s securities on NYSE American is expected to be on or about August 20, 2024. The delisting from NYSE American and the listing on Nasdaq are subject to the closing of the Business Combination and the fulfillment of all applicable listing requirements of Nasdaq.

About INFINT Acquisition Corporation

INFINT Acquisition Corporation is a Special Purpose Acquisition Corporation (SPAC) company on a mission to bring the most promising financial technology company from North America, Asia, Latin America, Europe and Israel to the U.S. public market. As a result of the pandemic, the world is changing rapidly, and in unique, unexpected ways. Thanks to growth and investment in the global digital infrastructure, legal, healthcare, automotive, financial, and other fields are evolving at a faster rate than ever before. INFINT believes the greatest opportunities in the near future lie in the global fintech space and are looking forward to merging with an exceptional international fintech company.

Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of U.S. federal securities laws with respect to the proposed transaction between the Company and Seamless, including statements regarding the benefits of the transaction, the anticipated benefits of the transaction, the Company’s or Seamless’ expectations concerning the outlook for Currenc’s business, productivity, future market conditions or economic performance and developments in the capital and credit markets and expected future financial performance, as well as any information concerning possible or assumed future results of operations. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are their managements’ current predictions, projections and other statements about future events that are based on current expectations and assumptions available to the Company and Seamless, and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed transaction may not be completed within the prescribed time frame, which may adversely affect the price of the Company’s securities, (ii) the risk that investors of Seamless may not receive the same benefits as an investor in an underwritten public offering, (iii) the risk that Currenc’s securities may experience a material price decline after the proposed transaction, (iv) the risk of product liability or regulatory lawsuits or proceedings relating to Seamless’ business; (v) a reduction of trust account proceeds and the per share redemption amount received by shareholders as a result of third-party claims, (vi) the risk that the transaction may not be completed by the Company’s business combination deadline and an extension period, (vii) the ability of Currenc to get approval for listing of its ordinary shares and comply with the continued listing standards of the Nasdaq, (viii) the failure to satisfy the conditions to the consummation of the transaction, certain of which may be outside of the Company or Seamless’ control, (ix) the ability to attract new partners, merchants and users and retain existing partners, merchants and users in order to continue to expand, (x) Currenc’ ability to integrate its services with a variety of operating systems, networks and devices; (ix) the ability of Currenc to fund its capital requirements through additional debt and equity financing under commercially reasonable terms and the risk of shareholding dilution as a result of additional capital raising, if applicable, (x) the risk of cyber security or foreign exchange losses, (xi) the risk that Currenc is unable to secure or protect its intellectual property; and (xii) failure to maintain an effective system of internal control over financial reporting and to accurately and timely report Currenc’s financial condition, results of operations or cash flows.

The foregoing list of factors is not exhaustive. Forward-looking statements are not guarantees of future performance. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s registration statement on Form S-4 filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”), the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 27, 2024, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and all forward-looking statements in this document are qualified by these cautionary statements. The Company assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that either the Company or Currenc will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by the Company or Currenc or any other person that the events or circumstances described in such statement are material.

Additional Information and Where to Find It

This document relates to a proposed transaction between the Company and Seamless. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. In connection with the Business Combination, the Company filed a registration statement on Form S-4 with the SEC (as may be amended from time to time, the “Registration Statement”) on May 20, 2021, which included a proxy statement/prospectus of the Company. The SEC declared the Registration Statement effective on July 12, 2024.

The Registration Statement, including the proxy statement/prospectus contained therein, contains important information about the Business Combination and the other matters voted upon at the meeting of the Company’s shareholders approving the Business Combination (and related matters). The Company also filed other documents regarding the proposed transaction with the SEC. This document does not contain all the information that should be considered concerning the proposed transactions and is not intended to form the basis of any investment decision or any other decision in respect of the transactions.

Investors and shareholders will be able to obtain free copies of the registration statement, proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by the Company may be obtained free of charge from the Company’s website at https://www.infintspac.com/ or by written request to the Company at INFINT Acquisition Corporation, Suite 401, 32 Broadway, New York, NY 10004.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in Solicitation

The Company and its respective directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Information about the Company’s directors and executive officers and their ownership of the Company’s securities is set forth in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 27, 2024, and the Registration Statement. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This document is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contact

INFINT Acquisition Corporation

Alexander Edgarov

sasha@inifntspac.com